Exhibit 10.14(iii)

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT A
FEES

I.              License Fees, Support Fees and [***]:

Licensee will receive a [***].  InterSystems may change the prices set forth below [***] prior written notice to Licensee; provided however that any such price increase may not exceed the [***] and also provided that InterSystems will honor any price quotes that are outstanding as of the effective date of the price increase for a period not to exceed [***].

Price List (U.S. Dollar)

	Platform Specific		Platform Independent		Shadow
License Fees	Single Server	Multi Server	Single Server	Multi Server	Server Add-On

Cache Named User
[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]
Cache Concurrent User
[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Cache Real Time
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]
Ensemble
[***]	[***]				[***]
[***]	[***]				[***]
[***]	[***]				[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]
Web Add-On
[***]
[***]	[***]
[***]

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Support Fees	Annual Fee as % of License List Price
[***]*	[***]
[***]	[***]

* Subject to a [***] minimum annual fee per Customer..

See the Terms & Conditions and Product & License Type documents for usage restrictions and other important information that is part of this Price List.

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

2

II.            License Types:

Caché Product & License Types

Cache Products
There are three Cache User products, Entree, Elite, and Enterprise, that are designed for user-based applications, and two Cache Real Time products, Edge and Extreme, that are designed for applications that are not user-based. These products differ in their capabilities, capacity and flexibility, as shown in the following table.

	User					Real Time
	Entree	Elite		Enterprise		Edge	Extreme
Maximum Processors Per Server (CPUs / Cores)	[***]	[***]		[***]		[***]	[***]
Maximum Users /						[***]
Processes	[***]					[***]	[***]
Named Users: 100	[***]	[***]	(1)				[***]	(1)
Maximum Databases	[***]	[***]		[***]	(1)	[***]	[***]	(1)
Total Database Size	[***]	[***]		[***]	(1)	[***]	[***]	(1)
Maximum Buffer Pool						[***]	[***]	(1)
Maximum Servers in an ECP Network(2)	[***]	[***]		[***]	(1)	[***]	[***]	(1)
Additional Capabilities		[***]		[***]			[***]

(1)  Not limited by the product or license type but may be limited by other hardware or software constraints.

(2)  Requires a Multi-Server License

***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

3